EXHIBIT 10.2.1                  JOINT ACTIVITY
                                  AGREEMENT

Tomsk                                                              June 17, 2005


     CIGMA METALS CORPORATION, a corporation, listed on the stock exchange in the USA (hereunder CIGMA), represented by its Managing Director Mr. Lars Pearl, from one side, and

     OOO SIENCE-INDUSTRIAL CORPORATION GEOSPHERA, registered in Russia (hereunder GEOS), represented by its Director Ms. Pavlova Anastasia Evgenievna, acting pursuant to the Charter, on the other side,

     hereinafter referred to as the Parties, agreed to enter into a new Agreement as follows:

                                   1. SUBJECT

1.1. Subject to the terms and conditions of this Agreement, the Parties shall combine their capital investment and shall pursue joint activity without establishing a legal entity.

1.2. The joint activity shall be carried as a simple partnership in accordance with Chapter 55 of the Part 2 of the Civil Code of the Russian Civil Code and other Russian regulations applicable to the Joint Activity in the Russian Federation.

1.3. The purpose of the Joint Activity shall be the completion by the Parties of the exploration work on the Tugoyakovka license area (164 square kilometers) to find and develop one or more gold deposits.

1.4. For the accomplishment of such common purpose the Parties shall pursue the following objectives:

     1.4.1. Financing the exploration work on the Tugoyakovka license area from the funds to be provided by CIGMA.

     1.4.2.    Establishing  a  new  company  in  the  Russian  Federation.

     1.4.3. Transfer of the license for the Tugoyakovka area from GEOS to the new company.

1.5. The documents  on  the  area  are  provided  as  Attachment  1.

                           2. CONTRIBUTIONS BY THE PARTIES

2.1. The contributions to the Joint Activity shall have a monetary valuation based on a joint determination of the Parties. The value of any contribution shall be agreed and confirmed by each of the Parties.

2.2. Contributions  by  the  Parties:

     2.2.1 CIGMA's contribution shall be in cash funds in the amount of US$400,000 (four hundred thousand) to be provided in equal portions over the year 2005 in accordance with the approved Budget;

     2.2.2. GEOS' contribution shall be the license for the Tugoyakovka area and all geological information on this subsoil area, which is owned by GEOS, as well as


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               professional  knowledge,  skills  and  business  contracts.  For the purposes of this Agreement such contribution by GEOS shall be valued by the Parties at US$100,000 (one hundred thousand).

2.3. CIGMA shall make its contribution by remitting US$400,000 (four hundred thousand) to the hard currency account of GEOS following the execution of this Agreement in accordance with the 2005 Budget (Attachment 2).

2.4. The Parties agree that the distribution of interests in the Joint Activity shall be as follows: GEOS - 20%, CIGMA - 80%.

               3. OBLIGATIONS OF THE PARTIES AND MUTUAL WARRANTIES

3.1. GEOS on the terms, which are most favorable for the Joint Activity, and subject to the requirements of the license agreement and investment program, shall :

     3.1.1. Carry out drilling, field, office and laboratory work in respect of the Tugoyakovka area consistent with the funding approved in the 2005 Budget (Attachment 2).

     3.1.2. Comply with the environmental and engineering requirements, as well as applicable laws and regulations of the Russian Federation and Tomsk Region.

     3.1.3. Ensure timely payments to the appropriate authorities in respect of all charges and taxes, payable under the GEOS license.

     3.1.4. Liaise with the local and regional authorities, companies, organizations, land owners with the purpose of obtaining all requisite information, approvals, permits and land access rights for the Joint Activity operations.

     3.1.5. Provide to CIGMA the geological and other information with respect to the completed work.

3.2. CIGMA shall:

     3.2.1. Finance the work during 2005 according to the approved Budget until total of US$400,000 in funding has been provided (Attachment 2).

     3.2.2. Subject to approved changes in the Budget, provide additional funding in case, stipulated herein, which the Parties could not foresee on the date of the Agreement.

3.3. Each Party  provides  to  the  other  Party  the  following  warranties:

     3.3.1. The Parties are legal entities, duly incorporated and existing in accordance with the laws of the country of their incorporation.

     3.3.2. The person, executing this Agreement, has full powers to do that, and, if executed, the Agreement constitutes valid and binding obligation of each of the Parties.

     3.3.3. The Parties are not involved in any administrative, court or other proceedings that may adversely affect the ability of the each of the Parties to perform its obligations hereunder or to impede the Joint Activity operations as contemplated hereunder.

3.4. Each of  the  Parties  shall:

     3.4.1. Create a new structure for the joint use of the Tugoyakovka area license on the terms of this Agreement, if, for whatever reason, the Tugoyakovka area license is not transferred to the new company;


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     3.4.2     Comply  with  and  properly  perform  its obligations hereunder.

     3.4.3. Not do or cause to do any acts that may result in full or partial revision, revocation, non-issuance or refusal to issue the license.

     3.4.4. Conduct its business with the other Party in fair and honest way.

                  4. CONDUCT OF COMMON BUSINESS OF THE PARTIES

4.1. The Parties hereby appoint GEOS as Manager responsible for the general conduct of the Joint Activity.

4.2. Rights  and  obligations  of  the  Manager:

     4.2.1. Manager directs and controls the prospecting and exploration work in accordance with the approved Budget.

     4.2.2. Manager is obliged to maintain accounting and provide separate records of operations on this Agreement.

     4.2.3. Manager shall hire and discharge personnel, consultants and contractors for the purpose of accomplishing the objectives of the Joint Activity.

     4.2.4. Manager shall have to provide the Parties with the information, regarding the Joint Activity, as required by them.

     4.2.5. Manager has a right to carryout any other activity to the extent reasonably required for the performance of this Agreement.

4.3. In conducting the common business the Manager shall be entitled to the reimbursement of the expenses incurred by it for such purposes.

4.4. For payments with respect to the operations under the Agreement the Parties shall use GEOS' hard currency and current bank accounts.


                           5. ESTABLISHMENT OF NEW COMPANY


5.1. The joint activity is not the final structure for conducting and financing of exploration work on the Tugoyakovka license area, and in the future the Parties intend to restructure the Joint Activity by setting up a new legal entity.

5.2. Following the remittance by CIGMA of the full amount of its contribution, GEOS shall within reasonable time incorporate in accordance with the Russian law a subsidiary (limited liability company) with a minimum required capital and register the same with the Tomsk Region tax authorities.

5.3. Following the formation and incorporation of the new company GEOS shall submit the application for the transfer of the Tugoyakovka area license to such company.

5.4. GEOS shall control such company, which shall assume the obligations under such license.

5.5. The Parties shall transfer to new company all of its rights for and interests in the existing license, all of the geological information relating to the exploration work and associated with such subsoil area.


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                6. NEW COMPANY FINANCING AND CAPITAL DISTRIBUTION PLAN


6.1. Once the license for the Tugoyakovka has been transferred to the new company and CIGMA has performed all of its obligations to make its contribution under section 3.2.1., GEOS shall admit CIGMA as a member in the new company by transferring a portion of its ownership interest in such new company. The distribution of the ownership interests shall then be as follows:

     GEOS - 20% (twenty percent) of the charter capital of the new company; CIGMA - 80% (eighty percent) of the charter capital of the new company.

6.2. Subject to the Parties' performance under section 6.1., CIGMA commits to finance the new venture during 2006 by providing US$ 1,500,000 in equal portions in accordance with the Budget approved by the Parties.

6.3 If such financing is not provided in full during 2006 and US$800,000 to US$1,499,000 has been provided in financing, CIGMA shall transfer to GEOS 10% of its ownership interests in the new company so that the distribution of the ownership interests be as follows:

     GEOS - thirty percent (30%) of the charter capital of the new venture; CIGMA - seventy percent (70%) of the charter capital of the new venture.

6.4 If the financing provided during 2006 is between US$350,000 to US$799,000 CIGMA shall transfer to GEOS 20% of its ownership interests in the new company so that the distribution of the ownership interests be as follows:

     GEOS - forty percent (40%) of the charter capital of the new venture; CIGMA - sixty percent (60%) of the charter capital of the new venture.

6.5 If the financing provided during 2006 is less than US$350,000 CIGMA shall transfer to GEOS 31% of its ownership interests in the new company so that the distribution of the ownership interests be as follows:

     GEOS - fifty one percent (51%) of the charter capital of the new venture; CIGMA - forty nine percent (49%) of the charter capital of the new venture.

6.6 If CIGMA has fully performed its obligation to finance the new venture during 2006 and has provided US$1,500,000 the distribution of the ownership interests of the Parties in the such venture shall remain unchanged.

6.7. Upon completion of the working program and expending US$1,900,000 the Parties shall mutually agree on the further financing scheme for the project. The ownership interest of GEOS in the new venture may not fall below 20% of the charter capital.

6.8. The ownership interests in the new venture shall be transferred (assigned) at their nominal value.

6.9 In the event financing provided by CIGMA is irregular or insufficient, resulting in delay in completion of the work, required to be completed under the license agreement, the


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     work  program  and/or  approved  annual  Budget, the Parties shall mutually agree on the further financing scheme for the project, including by way of attracting a third party for such purposes.

6.10. If the third party financing is approved under section 6.9, such third party equity participation could be considered through reduction of CIGMA's ownership interest.

6.11 If no financing is provided by CIGMA during 2006 resulting in breach of the terms and conditions of the license agreement and potential termination of the subsoil use rights in respect of the Tugoyakovka area, CIGMA shall assign to GEOS 100% equity interest in the new venture and withdraw from it as a member.

                                   7. FORCE MAJEURE

7.1. Neither of the Parties shall be liable before the other Party for not fulfilling or for a delay in fulfilling any obligation as provided in the present Agreement if the said non-fulfillment or delay is caused by a force-majeure situation. The Parties to the Agreement recognize the following as force-majeure events without limitations: flood, fire, earthquake, hurricane, explosion, epidemic or other similar occurrence, as well as revolts, political disturbances, uprisings or military action between or within countries in which the present Agreement is to be fulfilled.

7.2. Neither of the Parties shall be liable before the other Party for not fulfilling or for a delay in fulfilling any obligation as provided in the present Agreement if the said non-fulfillment or delay is caused by the action (or inaction) of government authorities, by the acceptance of legal acts by government authorities that make the fulfillment of the present Agreement impossible, or by any other reason that is beyond the reasonable control of the Party in the said situation. However, the non-fulfillment or a delay in fulfilling its obligations by the Parties if the said non-fulfillment or delay is partially or completely caused or created by the Parties themselves.

7.3. The Party affected by a force-majeure event shall inform the other Party by any means possible of the beginning and end of the said events and of the conditions interfering with the timely performance of its obligations as provided in the present Agreement. The Party that is not able to fulfill its obligations as a result of such events must make all efforts to resume the performance of its obligations in the shortest time possible.

                              8. TERMINATION OF ACTIVITY

8.1. The present Agreement and the joint activity governed thereby shall be terminated by the agreement of the Parties or after the formation of the new venture in accordance with all the conditions stipulated herein.

8.2. If the present Agreement is terminated due to the agreement of the Parties, the Parties must follow the guidelines below:

     8.2.1. The License not transferred to the new company remain the property of that Party, to which the same was issued.

     8.2.2. Any funds contributed to the capital by CIGMA shall not be reimbursable.


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     8.2.3     Any geological  information  obtained  through  the  use  of
               CIGMA provided funding shall be the joint property of CIGMA and GEOS, and the intellectual property containing the said geological information belongs equally to CIGMA and GEOS.

8.3. If the present Agreement is terminated as the result of the formation of a new company with CIGMA becoming one of its members, the Parties shall not retain any rights to monetary funds, contributed by them to the Joint Activity.

                             9. BOARD OF THE PARTIES

9.1. All the decisions of fundamental importance, related to conduct of the Joint Activity, shall be taken jointly by Parties.

9.2. The Board meetings shall be held in December to approve the Annual Budget and in April to approve the scope of planned field work, as well as on as-needed basis. The Parties may meet or conduct the meeting of the Board of Parties via telephone, E-mail or any other connection available. The Board shall be deemed to have a quorum only if both representatives of the Parties are present.

9.3. The following matters shall, without limitation, constitute the exclusive authority of Board of the Parties:

     a)   principal  directions,  goals  and  objectives  of the Joint Activity;
     b)   approval  of  the  Joint  Activity  Budgets;
     c) provision and valuation of the contributions to and distribution of interests in the Joint Activity;
     d)   approval  of  the  Joint  Activity  structure;
     e)   other  matters  relating  to  the  conduct  of  the  Joint  Activity.

9.4. Decisions will be taken by voting of the Parties on the Board of Parties. Each Party will have one vote per each percent of the ownership interest. Decision on approval or disapproval of issues, referable by Board of Parties, will be taken by simple majority from the general number of votes belonging to all the Parties present at the corresponding Board.

9.5. Decision  on the matters, enumerated in items a) through d) of this section
     9.3.  shall  be  approved  by  the  Parties  unanimously.

                                  10. MISCELLANEOUS

10.1. If any provision of this Agreement is held invalid or illegal in any respect, this shall in no way affect the validity and legality of the remaining provisions.

10.2. The applicable  law  shall  be  the  law  of  the  Russian  Federation.

10.3. Parties may not sell, transfer, mortgage or encumber their rights under the present agreement or their interest in the jointly owned property without prior written consent of the other Party. The remaining Party shall have right of first refusal with respect to the transfer of ownership interest that shall be on the terms not less favorable than those of the third party offer.

10.4. This agreement  is  executed  in  4  counterparts,  each  having  force:


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   - 2 counterparts  in  Russian;
   - 2 counterparts  in  English.

10.5. The exchange of the signed counterparts of the agreement can be by facsimile or e-mail. The Agreement delivered to the other party via fax or e-mail has the legal force of the original if it is signed by duly authorized representatives of the Parties.

10.6. All correspondence and negotiations relating to this Agreement or Joint Activity shall be in Russian and English by way of telephone, e-mail or other available means of communication.

10.7. Any changes and additions to this Agreement shall be valid only if made in writing and signed by duly authorized representatives of the Parties.

10.8. This Agreement contains the entire agreement of the Parties with respect to the subject matters thereof.

10.9. Addresses  and  Signatures  of  the  Parties:


LIMITED  SOCIETY  SCIENCE-INDUSTRIAL  CORPORATION  GEOSPHERA


Legal address: Russia, 649000 Republic of Altay, Gorno-Altajsk, 29 Choros-Gurkina str.
Bank  Details:  JP  MORGAN  CHASE  BANK,  NEW  YORK
New  York,  USA  SWIFT  CODE:  CHASUS33
account   400  921  413  f/o  GAZPROMBANK,  SWIFT  CODE:  GAZPRUMM
in favor of TOMSK BRANCH, SWIFT CODE: GAZPRUMM011 account 40702840900007002427 in favor of Science-industrial Corporation Geosphera, Tomsk, Russia.

CIGMA METALS CORPORATION

Address:  Unit  2/1736  David Low Way, Coolum Beach, Queensland, Australia 4573.
Bank  Details:  Harris  Bank  International  Corp.  New  York,  N.Y.,  USA
SWIFT: HATRUS33 for the account of: BMO - Bank of Montreal Vancouver Main Office 595 Burrard Street Vancouver, B.C. Canada V7X 1L7 for client's account: CIGMA METALS CORPORATION account number: 0004-4671-315.


        LARS PEARL                                 ANASTASIA PAVLOVA
     MANAGING DIRECTOR                                 DIRECTOR
  CIGMA METALS CORPORATION             SCIENCE-INDUSTRIAL CORPORATION GEOSPHERA


  /S/ LARS PEARL                                 /S/ ANASTASIA PAVOLA


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